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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT


     We consent to the use in this Amendment No. 4 to the Registration Statement of Triton Systems, Inc. on Form S-1 of our report dated January 24, 1997, appearing in the Prospectus, which is part of this Registration Statement. We also consent to the reference to us under the headings "Selected Financial Data" and "Experts" in such Prospectus.


DELOITTE & TOUCHE LLP

New Orleans, Louisiana

April 15, 1997